UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1.   Reports to Stockholders.

Closed-end funds

Fort Dearborn Income Securities, Inc.
Annual Report
September 30, 2012

Fort Dearborn Income Securities, Inc.

November 15, 2012

Dear shareholder,
We present you with the annual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the 12 months ended September 30, 2012.

Performance
For the 12 months ended September 30, 2012, the Fund returned 12.23% on a net asset value (“NAV”) basis, and 16.81% on a market price basis. Over the same period, the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), returned 11.72%, while the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated median, posted a return of 12.41% on a NAV basis, and 15.80% on a market price basis.[1] (For more performance information, please refer to “Performance at a glance” on page 9.)
Fort Dearborn Income Securities, Inc.
Investment goal:
Current income consistent with external interest rate conditions and total return.

Portfolio managers:
Scott Dolan, John Dugenske, Craig Ellinger and Brian Fehrenbach* UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

On a NAV total return basis, the Fund outperformed the Index during the reporting period. Neither the Fund nor the Index used leverage. (Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.)

The Fund traded at a discount to its NAV throughout the fiscal year, although as the period progressed, the discount moderated. When the period began, the Fund was trading at a 7.1% discount to its NAV, which

*	A portfolio management change occurred during the Fund’s fiscal year ended September 30, 2012. Please see page 7 for more details.
[1]	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

was larger than the Fund’s Lipper peer median discount, which was 5.8% as of the same date. As of September 30, 2012, the Fund traded at a 3.7% discount versus its NAV, compared to a 2.0% discount for its Lipper peer group median.

A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with the portfolio managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow, the pace of the expansion decelerated during the reporting period. Looking back, the Commerce Department reported 4.1% gross domestic product (“GDP”) growth in the US for the fourth quarter of 2011, followed by figures of 2.0% and 1.3% over the first and second quarters of 2012, respectively. On October 26, 2012, after the Fund’s reporting period had ended, the Commerce Department’s advance estimate for third quarter 2012 GDP growth was 2.0%.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	Given considerably slower-than-anticipated economic growth, the Fed kept the federal funds rate at an extremely low level of between 0.00% and 0.25% during the period, and announced its intention to maintain this rate through mid-2015. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed had previously announced a plan to purchase $400 billion of longer term Treasury securities, and sell an equal amount of shorter term Treasury securities (dubbed “Operation Twist”) by June 2012. The Fed then extended this June deadline through the end of 2012. Finally, in

Fort Dearborn Income Securities, Inc.

mid-September, the Fed introduced an anticipated third round of quantitative easing, which involves purchasing $40 billion of agency mortgage-backed securities on an open-ended basis each month. The Fed further noted that it would be willing to buy additional assets if it saw no improvement in the job market.

Q.	How did the bond market perform during the reporting period?
A.	While the US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, they ultimately produced positive returns and, in some cases, outperformed equal-duration Treasuries. Investor risk appetite was generally robust over the first six months of the reporting period, largely due to positive US economic news. In addition, concerns related to the European sovereign debt crisis appeared to move to the back burner. Against this backdrop, high yield bonds and emerging markets debt generated solid results. Risk aversion ruled the fixed income markets in late April and May. However, the spread sectors rallied from June through September as investor sentiment improved, in part given expectations for additional quantitative easing by the Fed. All told, during the 12 months ended September 30, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index, returned 5.16%.

Q.	How was the Fund managed from a duration and yield curve perspective during the reporting period?
A.	We tactically adjusted the Fund’s duration, which measures a portfolio’s sensitivity to changes in interest rates, over the reporting period. While the Fund’s duration was often largely neutral to the Index, from March through June 2012 we were both long and short duration, and in the July through September 2012 period we were neutral to short duration versus the Index. For the 12-month period as a whole, duration was a positive for performance, with the largest contributions occurring in the fourth quarter of 2011 and the first quarter of 2012.

During the first half of the reporting period, the Fund’s yield curve positioning was largely in line with that of the Index and did not meaningfully impact performance. During the second half of the period we had a flattening bias, as we expected the difference between

Fort Dearborn Income Securities, Inc.

intermediate and long-term yields to decline. However, this portion of the yield curve steepened over that period, with longer-term rates declining less than the intermediate part of the curve. As such, the Fund’s flattening bias detracted from results. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Q.	How did you manage the Fund’s portfolio during the reporting period?
A.	The key driver of the Fund’s outperformance versus the Index during the period was its allocation to the spread sectors. In particular, the Fund’s investment grade corporate bond exposure was positive for results given generally solid corporate fundamentals, low defaults and generally strong demand from investors seeking to generate incremental yield in the low interest rate environment. Within the sector, security selection of higher beta (riskier) financials, such as select US banks, was rewarded given their strong results. This portion of the corporate bond market benefited from continued balance sheet and capital ratio improvement, as well as positive sentiment related to the Fed’s aggressive monetary actions.

Small allocations to high yield corporate bonds and commercial mortgage-backed securities also added to the Fund’s performance. In both cases, they were supported from robust demand given investors’ ongoing search for yield. Elsewhere, the Fund’s allocation to agency mortgage-backed securities contributed to performance, as it was a beneficiary of the Fed’s QE3 initiatives, as well as signs of improvement in the housing market.

There was no single strategy that was a significant detractor from performance relative to the Index.

Q.	Were there any adjustments made to the Fund’s positioning during the reporting period?
A.	During the first half of the period we increased the Fund’s allocation to MBS. As the reporting period progressed, we increased the Fund’s allocations to both investment grade and high yield corporate bonds.

Fort Dearborn Income Securities, Inc.

These adjustments were beneficial to results given the overall strong results in the spread sectors during the fiscal year.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Economic growth in the US has moderated in recent months. While accommodative monetary policy by the Fed and other central banks should be supportive, it cannot mask the fact that economic conditions around the globe are deteriorating. Within the US fixed income market, we envision a “tug of war” of sorts. On one hand, the financial system is full of liquidity as the Fed’s near zero interest rate policy is driving investors to riskier assets in order to generate higher returns. On the other hand, weakening fundamentals could test investors’ resolve. Against this backdrop, we expect to see periods of volatility, especially in light of the ongoing European sovereign debt crisis and weaker growth in China, as well as uncertainties surrounding the political landscape post the November election and rapidly approaching “fiscal cliff.”

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding the Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver
President
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Scott Dolan
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Fort Dearborn Income Securities, Inc.

John Dugenske
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Craig Ellinger
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

Brian Fehrenbach
Portfolio Manager
Fort Dearborn Income Securities, Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended September 30, 2012. The views and opinions in the letter were current as of November 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Fort Dearborn Income Securities, Inc.

Investment policy changes
Since the last shareholder report, there have been some adjustments to the Fund’s non-fundamental investment policies. The Fund’s Board of Directors approved changing the Fund’s permitted weighted average duration range from the current static range of 4 to 10 years to ±2 years of its benchmark index and removing the reference to the average effective maturity range.

The Fund’s advisor sought to align the Fund’s target duration with its benchmark index rather than utilize a static range. The fixed income markets have undergone some significant changes in the time since the Fund first issued its shares, including the recent 2007-2008 credit crisis and the ensuing period of unprecedented accommodative central bank policy, and the very low interest rate environment. Consequently, certain properties of the Fund’s benchmark index have changed, particularly its overall duration profile. Over the past several years, issuance dynamics have varied, with much of the newer corporate debt being offered with longer maturities in order to lock in the favorable low rates for longer. As a result of this extension, the Fund’s benchmark duration has increased over the years and has reached the upper limit of the Fund’s permitted duration range.

The advisor believes that specifying a maturity range in addition to duration is unnecessary, since duration is the ultimate measure we utilize when managing the Fund’s overall interest rate exposure. Utilizing a flexible duration range will provide the portfolio management team with sufficient latitude to adjust the Fund’s interest rate exposure relative to its benchmark index, but at the same time sets a specific range within which the Fund will operate.

Portfolio management team expansion
Effective mid-July 2012, the Fund’s investment team was expanded from a team-based structure with a single lead portfolio manager to one led by multiple portfolio managers. As announced via press release on July 10, 2012, the following individuals are now managing specific aspects of the Fund:

Fort Dearborn Income Securities, Inc.

Scott Dolan, Managing Director of UBS Global AM
Years of investment industry experience: 23
Mr. Dolan is a member of the Global Fixed Income Investment Committee. He is responsible for overseeing the overall strategy and portfolio management of UBS Global AM’s multi-sector and securitized debt portfolios. Mr. Dolan has been with UBS Global AM since 2008.

John Dugenske, CFA, Managing Director of UBS Global AM
Years of investment industry experience: 23
Mr. Dugenske is a member and the chairman of the Global Fixed Income Investment Committee. As Head of North American Fixed Income, he has overall responsibility across all fixed income investment capabilities at UBS Global AM. Mr. Dugenske has been with the firm since 2009.

Craig Ellinger, CFA, Managing Director of UBS Global AM
Years of investment industry experience: 21
Mr. Ellinger is a member of the Global Fixed Income Investment Committee. He is responsible for managing all aspects of UBS Global AM’s US investment grade and global high yield business. Mr. Ellinger joined the firm in 2000.

Brian Fehrenbach, CFA, Managing Director of UBS Global AM
Years of investment industry experience: 25
Mr. Fehrenbach is a member of the Global Fixed Income Investment Committee. He is responsible for overseeing the overall strategy and portfolio management of multi-sector funds and unconstrained strategies at UBS Global AM. Mr. Fehrenbach has been with the firm since 2006.

As lead portfolio managers, Messrs. Dolan, Dugenske, Ellinger and Fehrenbach will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund’s stated investment objective and strategy.

Michael Dow, previously the lead portfolio manager for the Fund, has taken on a new role within UBS Global AM’s fixed income team, overseeing the expansion of the global sovereign research platform that spans developed and emerging markets, and which is leveraged globally by UBS Global AM’s portfolio management teams.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/2012

Net asset value returns	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	12.23%	9.91%	7.71%

Lipper Corporate Debt Funds BBB-Rated median	12.41	6.74	7.03

Market price returns

Fort Dearborn Income Securities, Inc.	16.81%	12.43%	8.31%

Lipper Corporate Debt Funds BBB-Rated median	15.80	8.62	7.42

Index returns

Investment Grade Bond Index[1]	11.72%	9.64%	7.57%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Corporate Debt Funds BBB-Rated” category, which includes non-leveraged closed-end funds that invest primarily in corporate and government debt issues rated in the top four grades.

[1]	The Investment Grade Bond Index is an unmanaged index compiled by the Advisor, constructed as follows: From 12/31/81 to present—5% Barclays US Agency Index (7+ years), 75% Barclays US Credit Index (7+ years), 10% Barclays US Mortgage-Backed Securities Index (all maturities) and 10% Barclays US Treasury Index (7+ years). Investors should note that indices do not reflect the deduction of fees and expenses.

Fort Dearborn Income Securities, Inc.

Portfolio statistics (unaudited)

Characteristics[1]	09/30/12	03/31/12	09/30/11

Net asset value	$17.87	$16.77	$17.29

Market price	$17.20	$16.17	$16.07

12-month dividends/distributions	$1.4310	$1.4610	$1.3500

Dividend/distribution at period-end	$0.1750	$0.1750	$0.1900

Net assets (mm)	$156.8	$147.2	$151.7

Weighted average maturity (yrs.)	17.5	17.9	16.6

Duration (yrs.)[2]	10.5	9.7	10.0

Credit quality[3]	09/30/12	03/31/12	09/30/11

AAA	0.6%	1.1%	0.9%

US Treasury[4]	15.0	12.2	23.8

US Agency[4,5]	4.8	8.8	1.9

AA	5.2	6.3	5.9

A	28.5	32.1	28.1

BBB	36.3	30.4	32.8

BB	4.7	1.8	1.8

B	0.5	0.1	—

CCC and Below	0.7	0.8	0.7

Non-rated	0.6	2.2	1.9

Cash equivalents	2.1	3.2	1.3

Other assets, less liabilities	1.0	1.0	0.9

Total	100.0%	100.0%	100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Rating reflected represents S&P individual debt issue credit rating. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table.
[4]	S&P downgraded long-term US government debt on August 5, 2011 to AA+. Other rating agencies continue to rate long-term US government debt in their highest ratings categories. The Fund’s aggregate exposure to AA rated debt as of September 30, 2012 would include the percentages indicated above for AA, US Treasury and US Agency debt but has been broken out into three separate categories for further clarity of specific exposure.
[5]	Includes agency debentures and agency mortgage-backed securities.

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)
As a percentage of net assets
As of September 30, 2012

Bonds
Corporate bonds
Aerospace & defense	0.77%
Air freight & logistics	0.22
Automobiles	0.79
Banks	0.31
Beverages	0.50
Biotechnology	0.08
Building products	0.34
Cable TV	0.59
Capital markets	4.42
Chemicals	1.08
Commercial banks	2.81
Commercial services & supplies	0.90
Communications equipment	0.30
Computers & peripherals	0.20
Consumer finance	0.78
Diversified financial services	6.89
Diversified telecommunication services	4.40
Electric utilities	3.63
Electronic equipment, instruments & components	0.17
Energy equipment & services	1.39
Food & staples retailing	1.47
Food products	1.08
Gas utilities	0.61
Health care providers & services	0.31
Household durables	0.24
Independent power producers & energy traders	0.65
Industrial conglomerates	0.06
Insurance	3.47
Leisure equipment & products	0.15
Life sciences tools & services	0.10
Machinery	0.37
Media	4.38
Metals & mining	2.56
Multiline retail	0.54
Multi-utilities	0.73
Office electronics	0.40
Oil, gas & consumable fuels	9.08
Paper & forest products	0.77
Pharmaceuticals	0.09

11

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited) (concluded)
As a percentage of net assets
As of September 30, 2012

Bonds (concluded)
Corporate bonds (concluded)
Real estate investment trust (REIT)	1.23%
Road & rail	1.11
Software	0.29
Specialty retail	0.16
Tobacco	0.95
Wireless telecommunication services	0.59

Total corporate bonds	61.96%
Asset-backed securities	0.58
Commercial mortgage-backed securities	3.38
Mortgage & agency debt securities	5.76
Municipal bonds	7.59
US government obligations	15.01
Non-US government obligations	2.62

Total bonds	96.90%
Common stocks	0.01
Preferred stock	0.03
Short-term investment	2.07

Total investments	99.01%
Cash and other assets, less liabilities	0.99

Net assets	100.00%

12

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—96.90%

Corporate bonds—61.96%

Australia—0.82%

Rio Tinto Finance USA Ltd.,

3.750%, due 09/20/21	$400,000	$426,112

5.200%, due 11/02/40	750,000	865,340

		1,291,452

Bermuda—0.12%

Validus Holdings Ltd.,
8.875%, due 01/26/40	150,000	190,259

Brazil—1.35%

Petrobras International Finance Co.,
5.375%, due 01/27/21	1,130,000	1,269,464

6.875%, due 01/20/40	675,000	841,705

		2,111,169

Canada—2.15%

Anadarko Finance Co.,
Series B, 7.500%, due 05/01/31	790,000	1,057,771

Barrick Gold Corp.,
3.850%, due 04/01/22	350,000	367,417

Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	435,000	526,457

EnCana Corp.,
6.625%, due 08/15/37	250,000	302,722

Petro-Canada,
6.800%, due 05/15/38	520,000	708,997

Teck Resources Ltd.,
6.250%, due 07/15/41	375,000	408,130

		3,371,494

Cayman Islands—1.73%

Transocean, Inc.,
3.800%, due 10/15/22	340,000	341,760

6.800%, due 03/15/38	535,000	643,336

7.500%, due 04/15/31	575,000	710,191

Vale Overseas Ltd.,
4.375%, due 01/11/22	965,000	1,014,370

		2,709,657

13

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Curacao—0.09%

Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	$125,000	$135,502

France—0.49%

Electricite De France,
6.950%, due 01/26/39[1]	300,000	398,189

France Telecom SA,
8.500%, due 03/01/31	75,000	112,947

Vivendi SA,
4.750%, due 04/12/22[1]	250,000	262,250

		773,386

Luxembourg—0.41%

Enel Finance International SA,
6.000%, due 10/07/39[1]	365,000	328,211

Telecom Italia Capital SA,
6.375%, due 11/15/33	350,000	319,375

		647,586

Mexico—0.79%

America Movil SAB de CV,
5.000%, due 03/30/20	625,000	731,751

Petroleos Mexicanos,
6.500%, due 06/02/41	410,000	508,400

		1,240,151

Netherlands—0.93%

EDP Finance BV,
6.000%, due 02/02/18[1]	350,000	349,377

Koninklijke Philips Electronics NV,
5.000%, due 03/15/42	75,000	84,521

LyondellBasell Industries NV,
6.000%, due 11/15/21	500,000	570,000

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	350,000	459,926

		1,463,824

14

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

Norway—1.14%

Eksportfinans ASA,
5.500%, due 06/26/17	$1,750,000	$1,785,000

Qatar—0.37%

Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	455,000	586,950

South Africa—0.29%

AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	430,000	451,500

Sweden—0.15%

Nordea Bank AB,
4.875%, due 05/13/21[1]	230,000	241,555

United Kingdom—1.18%

Barclays Bank PLC,
5.140%, due 10/14/20	60,000	61,220

British Telecommunications PLC,
9.625%, due 12/15/30	805,000	1,310,194

HSBC Holdings PLC,
4.000%, due 03/30/22	275,000	295,052

6.100%, due 01/14/42	150,000	197,261

		1,863,727

United States—49.95%

AEP Texas Central Co.,
Series E, 6.650%, due 02/15/33	495,000	638,573

Aflac, Inc.,
6.450%, due 08/15/40	325,000	400,187

Alltel Corp.,
7.875%, due 07/01/32	300,000	474,008

Ally Financial, Inc.,
3.738%, due 06/15/15[2]	400,000	352,000

Altria Group, Inc.,
9.700%, due 11/10/18	105,000	150,392

9.950%, due 11/10/38	480,000	807,053

15

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

American International Group, Inc.,
4.875%, due 06/01/22	$175,000	$197,217

5.850%, due 01/16/18	785,000	910,547

Amgen, Inc.,
5.650%, due 06/15/42	100,000	119,364

Anadarko Petroleum Corp.,
6.450%, due 09/15/36	375,000	464,603

Anheuser-Busch Cos., Inc.,
6.450%, due 09/01/37	400,000	564,340

Apache Corp.,
5.100%, due 09/01/40	625,000	749,929

AT&T, Inc.,
6.500%, due 09/01/37	1,665,000	2,216,633

AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	184,772

Bank of America Corp.,
5.875%, due 02/07/42	225,000	263,005

Bear Stearns Cos. LLC,
7.250%, due 02/01/18	2,000,000	2,495,706

Boeing Co.,
6.875%, due 03/15/39	400,000	619,856

Burlington Northern Santa Fe LLC,
5.400%, due 06/01/41	480,000	583,129

Case New Holland, Inc.,
7.875%, due 12/01/17	500,000	586,250

CenterPoint Energy Resources Corp.,
6.000%, due 05/15/18	285,000	346,761

CenturyLink, Inc.,
Series P, 7.600%, due 09/15/39	200,000	211,525

Cisco Systems, Inc.,
5.900%, due 02/15/39	175,000	231,762

CIT Group, Inc.,
4.250%, due 08/15/17	750,000	778,364

16

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Citigroup, Inc.,
4.500%, due 01/14/22	$200,000	$219,596

5.875%, due 01/30/42	155,000	186,743

6.125%, due 05/15/18	810,000	958,892

6.875%, due 03/05/38	425,000	558,530

8.125%, due 07/15/39	635,000	942,872

Comcast Corp.,
6.950%, due 08/15/37	1,750,000	2,382,380

ConocoPhillips,
6.500%, due 02/01/39	925,000	1,331,090

Consolidated Edison Co., Inc.,
7.125%, due 12/01/18	400,000	524,714

CSX Corp.,
6.220%, due 04/30/40	150,000	196,366

CVS Caremark Corp.,
6.250%, due 06/01/27	500,000	655,463

Dell, Inc.,
5.400%, due 09/10/40	290,000	314,910

Devon Energy Corp.,
4.750%, due 05/15/42	375,000	401,815

DirecTV Holdings LLC,
6.000%, due 08/15/40	445,000	495,924

DISH DBS Corp.,
7.875%, due 09/01/19	800,000	930,000

Dominion Resources, Inc.,
Series B, 5.950%, due 06/15/35	495,000	623,800

Domtar Corp.,
6.250%, due 09/01/42	700,000	714,678

Dow Chemical Co.,
4.250%, due 11/15/20	750,000	825,188

8.550%, due 05/15/19	222,000	297,694

Duke Energy Carolinas LLC,
6.050%, due 04/15/38	350,000	463,034

17

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

El Paso Corp.,
7.250%, due 06/01/18	$300,000	$345,458

El Paso Natural Gas Co. LLC,
8.625%, due 01/15/22	375,000	505,334

Energy Transfer Partners LP,
5.200%, due 02/01/22	500,000	554,652

Enterprise Products Operating LLC,
6.125%, due 10/15/39	500,000	600,927

ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	175,000	218,071

ERP Operating LP,
4.750%, due 07/15/20	485,000	554,717

FedEx Corp.,
3.875%, due 08/01/42	350,000	342,641

Fidelity National Financial, Inc.,
5.500%, due 09/01/22	250,000	268,002

6.600%, due 05/15/17	150,000	167,879

Florida Power Corp.,
6.350%, due 09/15/37	215,000	291,527

FMC Technologies, Inc.,
3.450%, due 10/01/22	260,000	263,946

Ford Motor Co.,
7.450%, due 07/16/31	1,000,000	1,243,750

Ford Motor Credit Co. LLC,
4.250%, due 09/20/22	320,000	327,923

FPL Group Capital, Inc.,
6.650%, due 06/15/67[3]	200,000	214,400

Freeport-McMoRan Copper & Gold, Inc.,
3.550%, due 03/01/22	200,000	200,202

General Electric Capital Corp.,
4.650%, due 10/17/21	800,000	896,619

5.875%, due 01/14/38	1,000,000	1,191,661

General Motors Financial Co., Inc.,
4.750%, due 08/15/17[1]	540,000	553,667

18

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Genworth Financial, Inc.,
7.625%, due 09/24/21	$300,000	$306,190

Goldman Sachs Group, Inc.,
3.625%, due 02/07/16	425,000	448,328

5.750%, due 01/24/22	1,355,000	1,560,792

6.750%, due 10/01/37	570,000	610,631

Halliburton Co.,
4.500%, due 11/15/41	200,000	224,815

Harris Corp.,
6.375%, due 06/15/19	200,000	240,858

Hasbro, Inc.,
6.350%, due 03/15/40	200,000	237,845

HSBC Bank USA N.A.,
4.875%, due 08/24/20	250,000	269,457

5.625%, due 08/15/35	855,000	932,679

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	750,000	873,750

International Paper Co.,
7.500%, due 08/15/21	365,000	479,133

JPMorgan Chase & Co.,
4.500%, due 01/24/22	185,000	205,211

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	710,000	799,947

6.500%, due 09/01/39	75,000	90,702

Kraft Foods, Inc.,
6.875%, due 02/01/38	430,000	590,203

6.875%, due 01/26/39	440,000	604,771

Kroger Co.,
6.900%, due 04/15/38	650,000	819,701

Lehman Brothers Holdings, Inc.,
6.750%, due 12/28/17 (Escrow Lehman Brothers, Inc.)[4,5]	585,000	0

6.875%, due 05/02/18 (Escrow Lehman Brothers, Inc.)[5]	785,000	204,100

19

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Life Technologies Corp.,
6.000%, due 03/01/20	$135,000	$160,574

Lowe’s Cos., Inc.,
4.650%, due 04/15/42	225,000	245,244

Marathon Oil Corp.,
6.600%, due 10/01/37	180,000	240,141

Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	275,000	405,747

Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	1,000,000	1,198,114

7.750%, due 05/14/38	1,000,000	1,255,857

MetLife, Inc.,
5.875%, due 02/06/41	650,000	814,746

Morgan Stanley,
4.750%, due 03/22/17	360,000	385,978

Series F,
5.625%, due 09/23/19	575,000	628,175

6.625%, due 04/01/18	550,000	631,917

Motiva Enterprises LLC,
6.850%, due 01/15/40[1]	340,000	451,967

National Rural Utilities Cooperative Finance Corp.,
10.375%, due 11/01/18	160,000	236,763

News America, Inc.,
6.200%, due 12/15/34	695,000	837,016

7.750%, due 12/01/45	350,000	469,053

Norfolk Southern Corp.,
5.590%, due 05/17/25	38,000	47,069

Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	425,000	524,516

7.000%, due 09/01/22	270,000	338,576

ONEOK Partners LP,
8.625%, due 03/01/19	215,000	282,302

20

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	Amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Oracle Corp.,
6.500%, due 04/15/38	$320,000	$458,664

Owens Corning,
6.500%, due 12/01/16	475,000	533,385

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	400,000	525,718

Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	210,000	278,208

Penske Truck Leasing Co. LP,
3.375%, due 03/15/18[1]	700,000	700,453

Petrohawk Energy Corp.,
6.250%, due 06/01/19	500,000	563,125

Phillips 66,
4.300%, due 04/01/22[1]	225,000	246,343

Progress Energy, Inc.,
7.750%, due 03/01/31	95,000	133,874

Prudential Financial, Inc.,
5.625%, due 05/12/41	110,000	123,736

Series B, 5.750%, due 07/15/33	40,000	44,869

6.625%, due 12/01/37	780,000	971,194

PSEG Power LLC,
8.625%, due 04/15/31	695,000	1,022,647

Republic Services, Inc.,
6.200%, due 03/01/40	425,000	532,947

Reynolds American, Inc.,
7.250%, due 06/15/37	425,000	537,258

SABMiller Holdings, Inc.,
3.750%, due 01/15/22[1]	200,000	217,187

Safeway, Inc.,
7.450%, due 09/15/27	725,000	836,600

Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	270,000	272,700

Simon Property Group LP,
6.750%, due 02/01/40	325,000	451,196

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)

United States—(continued)

Southern California Edison Co.,
6.650%, due 04/01/29	$320,000	$425,570

Southern Copper Corp.,
6.750%, due 04/16/40	250,000	287,552

Southern Natural Gas Co.,
8.000%, due 03/01/32	430,000	608,246

Sprint Capital Corp.,
6.875%, due 11/15/28	200,000	184,000

SunTrust Bank,
7.250%, due 03/15/18	495,000	598,044

Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	295,000	365,522

Target Corp.,
6.350%, due 11/01/32	315,000	416,703

6.500%, due 10/15/37	185,000	259,715

7.000%, due 01/15/38	105,000	154,024

Time Warner Cable, Inc.,
7.300%, due 07/01/38	600,000	816,302

8.750%, due 02/14/19	410,000	558,232

Time Warner, Inc.,
7.625%, due 04/15/31	710,000	991,810

Tupperware Brands Corp.,
4.750%, due 06/01/21	355,000	378,675

Union Pacific Corp.,
5.780%, due 07/15/40	180,000	227,544

United Technologies Corp.,
5.700%, due 04/15/40	290,000	376,693

6.700%, due 08/01/28	160,000	218,828

UnitedHealth Group, Inc.,
5.800%, due 03/15/36	50,000	60,456

6.875%, due 02/15/38	300,000	416,475

US Bancorp,
2.950%, due 07/15/22	150,000	151,427

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)

Valero Energy Corp.,
6.625%, due 06/15/37	$150,000	$181,045

7.500%, due 04/15/32	465,000	590,786

Verizon New York, Inc.,
Series B, 7.375%, due 04/01/32	1,085,000	1,438,495

Viacom, Inc.,
4.500%, due 02/27/42	300,000	310,151

Virginia Electric & Power Co.,
6.350%, due 11/30/37	165,000	230,548

Vornado Realty LP, REIT,
4.250%, due 04/01/15	880,000	929,972

Washington Mutual Bank,
5.500%, due 01/15/13[4,5]	750,000	75

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	700,000	901,629

Wells Fargo Capital X,
5.950%, due 12/15/36	475,000	482,125

Williams Cos., Inc.,
8.750%, due 03/15/32	177,000	245,546

Williams Partners LP,
6.300%, due 04/15/40	275,000	344,251

Wisconsin Power & Light Co.,
7.600%, due 10/01/38	175,000	281,554

WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	465,000	479,586

Xcel Energy, Inc.,
4.800%, due 09/15/41	475,000	547,326

Xerox Corp.,
6.350%, due 05/15/18	540,000	634,004

		78,306,924

Total corporate bonds (cost—$86,232,726)		97,170,136

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—0.58%

United States—0.58%

Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.416%, due 08/25/35[3]	$64,365	$62,358

Citibank Credit Card Issuance Trust,
Series 2007-A3, Class A3,
6.150%, due 06/15/39	390,000	537,255

Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19	270,524	309,073

Total asset-backed securities (cost—$708,888)		908,686

Commercial mortgage-backed securities—3.38%

United States—3.38%

Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.813%, due 04/10/49[3]	475,000	509,000

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD11, Class A4,
6.003%, due 06/15/49[3]	2,100,000	2,430,700

Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class A4,
6.122%, due 02/15/51[3]	2,000,000	2,357,540

Total commercial mortgage-backed securities (cost—$5,018,508)		5,297,240

Mortgage & agency debt securities—5.76%

United States—5.76%

Federal Home Loan Mortgage Corp.,[6]
5.000%, due 01/30/14	30,000	31,894

Federal Home Loan Mortgage Corp. Gold Pools,[6]
#E01127, 6.500%, due 02/01/17	33,657	36,331

Federal National Mortgage Association Pools,[6]
#AE1568, 4.000%, due 09/01/40	658,521	710,394

#688066, 5.500%, due 03/01/33	146,607	166,956

#793666, 5.500%, due 09/01/34	693,539	774,202

#802481, 5.500%, due 11/01/34	132,709	148,144

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)

Federal National Mortgage Association Pools,[6] (concluded)
#596124, 6.000%, due 11/01/28	$104,473	$117,427

#253824, 7.000%, due 03/01/31	61,592	72,930

Federal National Mortgage Association Re-REMIC,[6]
Series 1993-106, Class Z,
7.000%, due 06/25/13	4,783	4,861

Government National Mortgage Association Pools,
#G2 AB2784, 3.500%, due 08/20/42	4,989,048	5,486,615

#781029, 6.500%, due 05/15/29	32,519	38,526

GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36	1,197,848	1,163,881

Wells Fargo Mortgage Backed Securities Trust,
Series 2003-18, Class A2,
5.250%, due 12/25/33	264,491	275,304

Total mortgage & agency debt securities (cost—$8,757,497)		9,027,465

Municipal bonds—7.59%

California—2.14%

Los Angeles Unified School District,
6.758%, due 07/01/34	150,000	199,831

State of California, GO,
7.300%, due 10/01/39	1,820,000	2,423,330

7.550%, due 04/01/39	365,000	498,189

University of California Revenue Bonds,
Series 2009, 5.770%, due 05/15/43	195,000	240,297

		3,361,647

Georgia—0.11%

Municipal Electric Authority of Georgia Revenue Bonds,
6.637%, due 04/01/57	150,000	176,115

Illinois—1.46%

Illinois State Taxable Pension,
Series 2003, 5.100%, due 06/01/33	2,350,000	2,279,852

Massachusetts—0.10%

Commonwealth of Massachusetts, GO,
5.456%, due 12/01/39	125,000	157,161

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(continued)

Municipal bonds—(concluded)

New Jersey—2.85%

New Jersey Economic Development
Authority Revenue Bonds,
Series B, 4.889%, due 02/15/18[2]	$5,000,000	$4,254,750

New Jersey State Turnpike Authority Revenue Bonds,
Series F, 7.414%, due 01/01/40	140,000	208,382

		4,463,132

New York—0.49%

Metropolitan Transportation Authority Revenue Bonds,
6.668%, due 11/15/39	200,000	262,948

Port Authority New York & New Jersey,
4.458%, due 10/01/62	500,000	503,210

		766,158

Pennsylvania—0.21%

Commonwealth of Pennsylvania, GO,
5.350%, due 05/01/30	300,000	332,700

Tennessee—0.23%

Metropolitan Government of Nashville &
Davidson County Convention Center
Authority Revenue Bonds,
6.731%, due 07/01/43	300,000	358,521

Total municipal bonds (cost—$10,248,810)		11,895,286

US government obligations—15.01%

US Treasury Bonds,
2.750%, due 08/15/42	2,300,000	2,261,908

3.000%, due 05/15/42	7,125,000	7,387,734

3.125%, due 11/15/41	5,305,000	5,651,480

US Treasury Notes,
0.625%, due 09/30/17	2,375,000	2,374,630

1.625%, due 08/15/22	5,860,000	5,853,589

Total US government obligations (cost—$23,118,501)		23,529,341

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

	Face
Security description	amount	Value

Bonds—(concluded)

Non-US government obligations—2.62%

Brazil—1.66%

Brazilian Government International Bond,
8.250%, due 01/20/34	$900,000	$1,480,500

8.875%, due 04/15/24	700,000	1,125,250

		2,605,750

Mexico—0.96%

United Mexican States,
4.750%, due 03/08/44	1,349,000	1,504,135

Total Non-US government obligations (cost—$3,366,122)		4,109,885

Total bonds (cost—$137,451,052)		151,938,039

	Shares

Common stocks—0.01%

United States—0.01%

Washington Mutual Funding Tranche III*[4,7]	1,300	13

WMI Holdings Corp.*	25,741	13,128

Total common stocks (cost—$14,157)		13,141

Preferred stock—0.03%

United States—0.03%

Ally Financial, Inc.,
7.000%[1,8]
(cost—$34,713)	42	39,290

Short-term investment—2.07%

Investment company—2.07%

UBS Cash Management Prime Relationship Fund[9]
(cost—$3,251,034)	3,251,034	3,251,034

Total investments—99.01% (cost—$140,750,956)		155,241,504

Cash and other assets, less liabilities—0.99%		1,549,581

Net assets—100.00%		$156,791,085

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $140,816,688; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,465,061

Gross unrealized depreciation	(2,040,245)

Net unrealized appreciation of investments	$14,424,816

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 30. Portfolio footnotes begin on page 30.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2012 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$96,965,961	$204,175	$97,170,136

Asset-backed securities	—	908,686	—	908,686

Commercial mortgage-backed securities	—	5,297,240	—	5,297,240

Mortgage & agency debt securities	—	9,027,465	—	9,027,465

Municipal bonds	—	11,895,286	—	11,895,286

US government obligations	—	23,529,341	—	23,529,341

Non-US government obligations	—	4,109,885	—	4,109,885

Common stocks	13,128	—	13	13,141

Preferred stock	—	39,290	—	39,290

Short-term investment	—	3,251,034	—	3,251,034

Total	$13,128	$155,024,188	$204,188	$155,241,504

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Common stock	Total

Assets
Beginning balance	$19,500	$—	$19,500

Purchases	—	—	—

Issuances	—	0	0

Sales	(14,157)	—	(14,157)

Settlements	—	—	—

Accrued discounts (premiums)	(823)	—	(823)

Total realized loss	(1,280,796)	—	(1,280,796)

Change in net unrealized appreciation/depreciation	1,276,276	13	1,276,289

Net transfers into Level 3[10]	204,175	—	204,175

Net transfers out of Level [3]	—	—	—

Ending balance	$204,175	$13	$204,188

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at September 30, 2012 was $12,331.

Fort Dearborn Income Securities, Inc.
Portfolio of investments—September 30, 2012

Portfolio footnotes
*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of these securities amounted to $7,363,427 or 4.70% of net assets.
[2]	Rate shown reflects annualized yield at September 30, 2012 on zero coupon bond.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of September 30, 2012 and changes periodically.
[4]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At September 30, 2012, the value of these securities amounted to $88 or 0.00% of net assets.
[5]	Security is in default.
[6]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[7]	Security is illiquid. At September 30, 2012, the value of this security amounted to $13 or 0.00% of net assets.
[8]	This security is subject to a perpetual call and may be called in full or partially on or anytime after December 31, 2011.
[9]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Net income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	09/30/11	09/30/12	09/30/12	09/30/12	09/30/12

UBS Cash Management Prime Relationship Fund	$1,913,431	$79,955,307	$78,617,704	$3,251,034	$4,528

Portfolio acronyms
GO	General Obligation
GSR	Goldman Sachs Residential
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit

[10]	Transfers into Level 3 represent the value at the end of the period. At September 30, 2012, securities were transferred from Level 2 to Level 3 as the valuations are based primarily on unobservable inputs.

30	See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of assets and liabilities
September 30, 2012

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$137,499,922)	$151,990,470

Investments in affiliated issuers, at value (cost—$3,251,034)	3,251,034

Total investments (cost—$140,750,956)	155,241,504

Cash	1,061,256

Interest receivable	1,668,076

Receivable for investments sold	2,595,880

Other assets	29,058

Total assets	160,595,774

Liabilities:
Payable for investments purchased	3,512,337

Payable for investment advisory fees	181,429

Directors’ fees payable	5,806

Accrued expenses and other liabilities	105,117

Total liabilities	3,804,689

Net assets:
Capital stock—$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	$135,116,083

Accumulated undistributed net investment income	323,039

Accumulated net realized gain	6,861,415

Net unrealized appreciation	14,490,548

Net assets	$156,791,085

Net asset value per share	$17.87

See accompanying notes to financial statements	31

Fort Dearborn Income Securities, Inc.
Statement of operations

For the year ended
September 30, 2012

Investment income:
Interest	$6,889,439

Affiliated interest	4,528

Dividends	2,940

Total investment income	6,896,907

Expenses:
Investment advisory fees	704,995

Professional fees	90,081

Custody and accounting fees	60,681

Transfer agency fees	40,608

Reports and notices to shareholders	36,902

Listing fees	23,766

Directors’ fees	22,658

Franchise taxes	11,018

Insurance expense	9,136

Other expenses	19,609

Total expenses	1,019,454

Net investment income	5,877,453

Realized and unrealized gains from investment activities:
Net realized gain on investment activities	7,547,529

Change in net unrealized appreciation/depreciation on investments	4,229,526

Net realized and unrealized gain from investment activities	11,777,055

Net increase in net assets resulting from operations	$17,654,508

32	See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Statement of changes in net assets

	For the years ended September 30,

	2012	2011

From operations:
Net investment income	$5,877,453	$6,568,558

Net realized gain	7,547,529	6,033,597

Change in net unrealized appreciation/depreciation	4,229,526	(1,301,918)

Net increase in net assets resulting from operations	17,654,508	11,300,237

Dividends and distributions to shareholders from:
Net investment income	(6,274,600)	(8,091,164)

Net realized gains	(6,283,376)	(3,755,985)

Total dividends and distributions to shareholders	(12,557,976)	(11,847,149)

Net increase (decrease) in net assets	5,096,532	(546,912)

Net assets:
Beginning of year	151,694,553	152,241,465

End of year	$156,791,085	$151,694,553

Accumulated undistributed net investment income	$323,039	$582,583

See accompanying notes to financial statements	33

Fort Dearborn Income Securities, Inc.
Financial highlights

Selected data for a share of capital stock outstanding through each year is presented below:

	For the years ended September 30,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$17.29	$17.35	$16.50	$13.81	$15.68

Net investment income[1]	0.67	0.75	0.81	0.78	0.85

Net realized and unrealized gains (losses)	1.34	0.54	1.23	2.63	(1.83)

Net increase (decrease) from investment operations	2.01	1.29	2.04	3.41	(0.98)

Dividends from net investment income	(0.71)	(0.92)	(0.90)	(0.71)	(0.80)

Distributions from net realized gains	(0.72)	(0.43)	(0.29)	(0.01)	(0.09)

Total dividends and distributions	(1.43)	(1.35)	(1.19)	(0.72)	(0.89)

Net asset value, end of year	$17.87	$17.29	$17.35	$16.50	$13.81

Market price, end of year	$17.20	$16.07	$16.15	$14.85	$12.92

Total net asset value return[2]	12.23%	8.10%	12.98%	25.29%	(6.60)%

Total market price return[3]	16.81%	8.59%	17.71%	21.08%	(0.62)%

Ratios to average net assets:
Expenses	0.67%	0.70%	0.70%	0.85%	0.72%

Net investment income	3.89%	4.50%	4.91%	5.35%	5.45%

Supplemental data:
Net assets, end of year (in millions)	$156.8	$151.7	$152.2	$144.8	$121.2

Portfolio turnover rate	175%	154%	101%	117%	185%

Number of shares outstanding at end of year (in thousands)	8,776	8,776	8,776	8,776	8,776

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

34	See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.
Notes to financial statements

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities and other instruments from

Fort Dearborn Income Securities, Inc.
Notes to financial statements

independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on

Fort Dearborn Income Securities, Inc.
Notes to financial statements

disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value.

Certain securities and instruments in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s securities and instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

The Board has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

Fort Dearborn Income Securities, Inc.
Notes to financial statements

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

Fort Dearborn Income Securities, Inc.
Notes to financial statements

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2011, FASB issued Accounting Standards Update No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards” (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At September 30, 2012, there were no transfers between Level 1 and Level 2 for the Fund.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting

Fort Dearborn Income Securities, Inc.
Notes to financial statements

agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Fund’s financial statement disclosures.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund’s Portfolio footnotes.

Mortgage-backed securities and other investments
The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher. Freddie Mac and Fannie Mae historically were agencies sponsored by the US government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. However, on September 7, 2008, due to the value of Freddie Mac’s and Fannie Mae’s securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed Freddie Mac and Fannie Mae into conservatorship. As a result, Fannie Mae and Freddie Mac obligations became guaranteed obligations of the United States. Although the US government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The US government

Fort Dearborn Income Securities, Inc.
Notes to financial statements

and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Dividend income is recorded on the ex-dividend date.

Fort Dearborn Income Securities, Inc.
Notes to financial statements

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. As of September 30, 2012, the Fund had less than 10% of net assets invested in emerging market countries. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Capital stock
At September 30, 2012, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the year ended September 30, 2012, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its

Fort Dearborn Income Securities, Inc.
Notes to financial statements

accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At September 30, 2012, the Fund owed UBS Global AM $181,429 for investment advisory fees.

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2012, were as follows: debt securities, excluding short-term securities and US government debt obligations, $99,430,526 and $93,638,112, respectively; and US government debt obligations, $160,907,605 and $174,963,636, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended September 30, 2012 and September 30, 2011 were as follows:

Distributions paid from:	2012	2011

Ordinary income	$9,240,775	$11,697,962

Net long-term capital gains	3,317,201	149,187

	$12,557,976	$11,847,149

At September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,625,296

Undistributed long-term capital gains	3,624,890

Net unrealized appreciation of investments	14,424,816

Total accumulated earnings	$21,675,002

Fort Dearborn Income Securities, Inc.
Notes to financial statements

The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) of investments is attributed to wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended September 30, 2012, the Fund’s accumulated undistributed net investment income was increased by $137,603 and accumulated undistributed net realized gain from investment activities was decreased by $137,603. These differences are primarily due to paydown losses.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At September 30, 2012, the Fund had no pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains.

During the fiscal year ended September 30, 2012, the Fund did not utilize any capital loss carryforwards to offset current year realized capital gains. The Fund did not have any capital loss carryforwards expire as of September 30, 2012.

Fort Dearborn Income Securities, Inc.
Notes to financial statements

As of and during the year ended September 30, 2012, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Fort Dearborn Income Securities, Inc.
Report of Ernst &Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders of
Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the “Fund”), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 28, 2012

Fort Dearborn Income Securities, Inc.
General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange and the Chicago Stock Exchange. The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Net asset value and market price information as well as other information about the Fund is updated each business day on the Web site of the Fund’s advisor at the following internet address:
http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1-888-793 8637.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund

Fort Dearborn Income Securities, Inc.
General information (unaudited)

directly at 1-888-793 8637, online on the Fund’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov.)

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholders’ best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commissions at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the

Fort Dearborn Income Securities, Inc.
General information (unaudited)

“Agent”), on behalf of the Participants, will purchase shares in the open market(s) available to it. There can be no assurance that shares will be available in such open market(s) at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eighth trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commissions, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

Fort Dearborn Income Securities, Inc.
General information (unaudited)

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare.

All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O. Box 43078, Providence, RI 02940-3078. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

Fort Dearborn Income Securities, Inc.
General information (unaudited)

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30) days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30) days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

At the meeting of the Board of Directors (the “Board”) of Fort Dearborn Income Securities, Inc. (the “Fund”), held on June 7 and 8, 2012 (the “Meeting”), the Board, including Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund or UBS Global Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Directors”), considered the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor. Prior to the Meeting, the Independent Directors’ counsel had sent to the Advisor a request detailing the information that the Independent Directors wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Directors met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 4, 2012, June 7, 2012 and June 8, 2012 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. (“Lipper Reports”), an independent statistical compilation company, providing comparative expense information and comparative performance information for the Fund. The Board also made reference to information and material that had been provided to the Independent Directors throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services—In considering the nature, extent and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Fund’s investment performance and investment strategies. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its respective peer universe over various time periods. The Board noted that the Fund’s performance appeared in the top performance quintile for the one-year, five-year and ten-year performance periods and in the second quintile for the three year period. After analyzing the performance for the Fund, the Board determined that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

strategies and risk profile of the Fund and the expectations of the shareholder base.

Fund fees and expenses—When considering the fees and expenses borne by the Fund and the reasonableness of the management fees paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to the fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports. In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the management fee of the Fund placed in the top quintile of its Lipper expense group, and that the Fund’s total expenses placed in the second quintile of its Lipper expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under the Fund’s Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability—The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to the investment advisory and administration services provided by the Advisor. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted

Fort Dearborn Income Securities, Inc.
Board approval of investment advisory agreement
(unaudited)

that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreement was reasonable. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Fund. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor with respect to the Fund was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that as a closed-end fund, which does not continuously offer its shares, asset growth will primarily result from market appreciation, which benefits its shareholders. The Board also noted that the Fund’s management fee was one of the lowest in its peer group and that the Advisor was not experiencing a significant profit with respect to the Fund. Based on this analysis, the Board concluded that economies of scale and the reflection of such economies of scale in the level of management fees charged were inapplicable to the Fund at the present time due to the closed-end structure of the Fund, the current level of fees and the profitability of the Fund.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of Independent Directors, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and was mailed to shareholders on or about November 2, 2012.

Non-interested Directors

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Adela Cepeda; 54	Director	Since 2000	Ms. Cepeda is founder and
A.C. Advisory, Inc.			president of A.C. Advisory, Inc.
150 North Wacker Drive,			(since 1995). Ms. Cepeda is also a
Suite 2160			director of the Municipal Securities
Chicago, Illinois 60601			Rule Making Board (since 2010).

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Cepeda is a director or trustee of four	Ms. Cepeda is a director (since August 2012)
investment companies (consisting of	of BMO Financial Corp. (U.S. holding
50 portfolios) for which UBS Global AM or	company for BMO Harris Bank N.A.), director
one of its affiliates serves as investment	of the Mercer Funds (7 portfolios) (since
advisor or manager.	2005), trustee of the Morgan Stanley Smith
Barney Consulting Group Capital Market
Funds (11 portfolios) (since 2008) and
director of Amalgamated Bank of Chicago
(since 2003). Ms. Cepeda was a director of
Lincoln National Income Fund, Inc. (from
1992 to 2006), a director of Lincoln National
Convertible Securities Fund, Inc. (from 1992
to 2006) and a director of Wyndham
International, Inc. (from 2004 to 2006).

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Non-interested Directors (continued)

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Frank K. Reilly; 76	Chairman	Since 1993	Mr. Reilly is a Professor of Finance
Mendoza College of	and Director		at the University of Notre Dame
Business University of			(since 1982).
Notre Dame, Notre Dame,
IN 46556-5649

Edward M. Roob; 78	Director	Since 1993	Mr. Roob is retired (since 1993).
c/o UBS Global AM
One North Wacker Drive
Chicago, Illinois 60606

Abbie J. Smith; 59	Director	Since 2011	Ms. Smith is Boris and Irene
University of			Stern Professor of Accounting,
Chicago Booth			University of Chicago Booth
School of Business			School of Business (since 1980).
5807 S. Woodlawn			In addition, Ms. Smith is also a
Avenue			co-founding partner and Director
Chicago, IL 60637			of Research of Fundamental
Investment Advisors, a hedge
fund (co-founded in 2004
commenced operations in 2008)
(from 2008 to 2010). Formerly,
Ms. Smith was a Marvin Bower
Fellow at Harvard Business School
(from 2001 to 2002).

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Reilly is a director or trustee of four	Mr. Reilly is a director of Discover Bank,
investment companies (consisting of	a subsidiary of Discover Financial Services and
50 portfolios) for which UBS Global AM	is Chairman of the Audit Committee for
or one of its affiliates serves as investment	the Bank.
advisor or manager.

Mr. Roob is a director or trustee of four	None
investment companies (consisting of
50 portfolios) for which UBS Global AM or
one of its affiliates serves as investment
advisor or manager.

Ms. Smith is a director or trustee of four	Ms. Smith is a director (since 2000) of
investment companies (consisting of 50	HNI Corporation (formerly known as
portfolios) for which UBS Global AM or	HON Industries Inc.) (office furniture)
one of its affiliates serves as investment	and a director (since 2003) and chair
advisor or manager.	of the audit committee of Ryder
System Inc. (transportation, logistics and
supply-chain management). In addition,
Ms. Smith is a trustee/director (since 2000)
and a member of the audit committee and
portfolio performance committee) of the
Dimensional Funds complex (89 Portfolios).

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Non-interested Directors (concluded)

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

J. Mikesell Thomas; 61	Director	Since 2002	Mr. Thomas is a principal with the
1353 Astor Place			investment firm Castle Creek
Chicago, Illinois 60610			Capital (since 2008) and
President and sole shareholder
of Mikesell Advisory Corp.
(since 2009). He is the former
President and CEO of First Chicago
Bancorp (from 2008 to 2011),
the former President and CEO of
Federal Home Loan Bank of
Chicago (from 2004 to 2008).
Mr. Thomas was an independent
financial advisor to several
corporate clients (from 2001 to
2004).

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Thomas is a director or trustee of four	Mr. Thomas is a director (since 1992) and
investment companies (consisting of	chairman of the Audit Committee for
50 portfolios) for which UBS Global AM or	Northshore University HealthSystem, a not for
one of its affiliates serves as investment	profit health care organization, and a director
advisor or manager.	(since May 2012) and member of the Audit
and Investment and Finance Committees of
HCC Insurance Holdings Inc. Mr. Thomas was
previously a director of First Chicago Bancorp
(from 2008 to 2010) and of First Chicago
Bank & Trust (2008 to 2010).

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 47	Vice President	Since 2005	Mr. Allessie is an executive director (since
	and Assistant		2007) (prior to which he was a director
	Secretary		since 2005) and deputy general counsel
(since 2005) at UBS Global Asset
Management (US) Inc. and UBS Global AM
(collectively, “UBS Global AM—Americas
region”). Mr. Allessie is a vice president
and assistant secretary of 17 investment
companies (consisting of 95 portfolios) for
which UBS Global AM—Americas region
or one of its affiliates serves as investment
advisor or manager.

Rose Ann Bubloski*; 44	Vice President	Since 2011	Ms. Bubloski is a director (since March
	and Assistant		2012) (prior to which she was an associate
	Treasurer		director) and senior manager of the US
mutual fund treasury administration
department of UBS Global AM—Americas
region. She was a vice president and
assistant treasurer of certain UBS funds.
(from 2004 to 2007). She was vice
president at Cohen & Steers Capital
Management, Inc. (investment manager)
(from 2007 to 2008). She is vice president
and assistant treasurer of 17 investment
companies (consisting of 95 portfolios) for
which UBS Global AM serves as
investment advisor or manager.

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Mark E. Carver*; 49	President	Since 2010	Mr. Carver is a managing director and
Head of Product Development and
Management—Americas for UBS Global
AM—Americas region (since 2008). In this
role, he oversees product development
and management for both wholesale and
institutional businesses. He is a member
of the Americas Management Committee
(since 2008) and the Regional Operating
Committee (since 2008). Prior to 2008,
Mr. Carver held a number of product-
related or sales responsibilities with respect
to funds, advisory programs and separately
managed accounts. Mr. Carver is president
of 17 investment companies (consisting of
95 portfolios) for which UBS Global AM
or one of its affiliates serves as investment
advisor or manager.

Thomas Disbrow*; 46	Vice President,	Since 2004	Mr. Disbrow is a managing director (since
	Treasurer and	and 2006,	2011), (prior to which he was an
	Principal	respectively	executive director) (since 2007) and head
	Accounting		of Fund Treasury North Americas (since
	Officer		2011) of UBS Global AM—Americas
region. Mr. Disbrow is a vice president
and treasurer and/or principal accounting
officer of 17 investment companies
(consisting of 95 portfolios) for which UBS
Global AM—Americas region or one of its
affiliates serves as an investment advisor
or manager.

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 47	Vice President	Since 2006	Mr. Flook is a director (since 2010) (prior to
	and Assistant		which he was an associate director) (from
	Treasurer		2006 to 2010) and a senior manager of
the US mutual fund treasury administration
department of UBS Global AM—Americas
region (since 2006). Mr. Flook is a vice
president and assistant treasurer of 17
investment companies (consisting of 95
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor or manager.

Christopher S. Ha*; 32	Vice President	Since	Mr. Ha is a director and associate general
	and Assistant	September	counsel (since September 2012) at UBS
	Secretary	2012	Global AM—Americas region. Prior to
joining UBS Global AM—Americas region,
Mr. Ha was of counsel at Buhler, Duggal
& Henry LLP (law firm) (from March 2012
to July 2012) and an associate attorney
at Dechert LLP (law firm) (from 2007 to
2009). Mr. Ha is a vice president and
assistant secretary of 17 investment
companies (consisting of 95 portfolios) for
which UBS Global AM—Americas region
serves as investment advisor or manager.

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Mark F. Kemper**; 54	Vice President	Since 2004	Mr. Kemper is a managing director (since
	and Secretary		2006) and head of the legal department of
UBS Global AM—Americas region (since
2004). He has been secretary of UBS
Global AM—Americas region (since 2004),
secretary of UBS Global Asset Management
Trust Company (since 1993) and secretary
of UBS AM Holdings (USA) Inc. (since
2001). Mr. Kemper is vice president and
secretary of 17 investment companies
(consisting of 95 portfolios) for which
UBS Global AM—Americas region or
one of its affiliates serves as investment
advisor or manager.

Joanne M. Kilkeary*; 44	Vice President	Since 2006	Ms. Kilkeary is a director (since 2008) (prior
	and Assistant		to which she was an associate director)
	Treasurer		(since 2000) and a senior manager (since
2004) of the US mutual fund treasury
administration department of UBS Global
AM—Americas region. Ms. Kilkeary is a
vice president and assistant treasurer of
17 investment companies (consisting of
95 portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor or manager.

Tammie Lee*; 41	Vice President	Since 2005	Ms. Lee is an executive director (since
	and Assistant		2010) (prior to which she was a director)
	Secretary		(since 2005) and associate general counsel
of UBS Global AM—Americas region
(since 2005). Ms. Lee is a vice president
and assistant secretary of 17 investment
companies (consisting of 95 portfolios) for
which UBS Global AM—Americas region
or one of its affiliates serves as investment
advisor or manager.

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph McGill*; 50	Vice President	Since 2004	Mr. McGill is a managing director (since
	and Chief		2006) and chief compliance officer (since
	Compliance		2003) of UBS Global AM—Americas
	Officer		region. Mr. McGill is a vice president and
chief compliance officer of 17 investment
companies (consisting of 95 portfolios) for
which UBS Global AM—Americas region
or one of its affiliates serves as investment
advisor or manager.

Nancy D. Osborn*; 46	Vice President	Since 2007	Mrs. Osborn is a director (since 2010)
	and Assistant		(prior to which she was an associate
	Treasurer		director) and a senior manager of the
US mutual fund treasury administration
department of UBS Global AM—Americas
region (since 2006). Mrs. Osborn is a vice
president and assistant treasurer of
17 investment companies (consisting of
95 portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor or manager.

Eric Sanders*; 47	Vice President	Since 2005	Mr. Sanders is a director and associate
	and Assistant		general counsel of UBS Global AM—
	Secretary		Americas region (since 2005). Mr. Sanders
is a vice president and assistant secretary
of 17 investment companies (consisting
of 95 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor
or manager.

Fort Dearborn Income Securities, Inc.
Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Andrew Shoup*; 56	Vice President	Since 2006	Mr. Shoup is a managing director and
	and Chief		global head of the fund treasury
	Operating		administration department of UBS Global
	Officer		AM—Americas region (since 2006).
Mr. Shoup is also a director of UBS (IRL)
Fund p.l.c. (since 2008). Mr. Shoup is a
vice president and chief operating officer
of 17 investment companies (consisting
of 95 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor or
manager.

Keith A. Weller*; 51	Vice President	Since 2004	Mr. Weller is an executive director and
	and Assistant		senior associate general counsel of UBS
	Secretary		Global AM—Americas region (since 2005)
and has been an attorney with affiliated
entities since 1995. Mr. Weller is a vice
president and assistant secretary of
17 investment companies (consisting
of 95 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor
or manager.

[1]	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

*	This person’s business address is 1285 Avenue of the Americas New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606-2807.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

Funds’ privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Adela Cepeda	Edward M. Roob

Frank K. Reilly	J. Mikesell Thomas

Abbie J. Smith

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2012 UBS Global Asset Management (Americas) Inc. All rights reserved.

©UBS 2012. All rights reserved.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
Nov. 2012
www.ubs.com/globalam-us

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.   Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR : J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $38,600 and $36,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,700 and $2,500, respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2012 and 2011 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above

(c)	Tax Fees:
In each of the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,950 and $4,725, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation, review of excise tax calculations and FIN 48 review.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended September 30, 2012 and September 30, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Fund’s independent auditors to the Fund’s investment advisor or to any entity that controls, is controlled by or is under common control with the Fund’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Fund when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Fund’s independent auditor to the Fund’s investment advisor or any advisor affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2012 and September 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2012 and September 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2012 and September 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2012 and September 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2012 and September 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended September 30, 2012 and September 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended September 30, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended September 30, 2012 and September 30, 2011, the aggregate fees billed by E&Y of $184,022 and $185,275, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$8,650	$7,225
Non-Covered Services	175,372	178,050

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Roob, Mr. Reilly, Mr. Thomas, Ms. Smith and Ms. Cepeda.

Item 6.   Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

You may obtain information about the Fund’s proxy voting decisions, without charge, online on the Fund’s website (http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html) or the EDGAR database on the SEC’s website (www.sec.gov).

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (Americas) generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM (Americas) focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM (Americas) exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(2)	(i) Portfolio Manager

Scott Dolan

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 9 Registered Management Investment Companies totaling approximately $841 Million.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 7 additional Other Pooled Investment Companies totaling approximately $ 1 Billion. *

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 9 additional accounts totaling approximately $ 9 Billion. **

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

      * All accounts were calculated at an exchange rate as of September 28, 2012 of 1.06518.
      ** Five accounts were calculated at an exchange rate as of September 28, 2012 of 1.06518.

(2)	(i) Portfolio Manager

John Dugenske

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 8 Registered Management Investment Companies totaling approximately $756 Million.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 0 additional Other Pooled Investment Companies.

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 2 additional accounts totaling less than $1 Million.

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

(2)	(i) Portfolio Manager

Craig E. Ellinger

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 13 Registered Management Investment Companies totaling approximately $1 Billion.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 11 additional Other Pooled Investment Companies totaling approximately $6 Billion. *

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 4 additional accounts totaling less than $1 Million.

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

      * All accounts were calculated at an exchange rate as of September 28, 2012 of 1.06518.

(2)	(i) Portfolio Manager

Brian Fehrenbach

	(a) (2) (ii)	(A) Registered Management Investment Companies

The portfolio manager is responsible for 9 Registered Management Investment Companies totaling approximately $841 Million.

	(a) (2) (ii)	(B) Other Pooled Investment Vehicles

The Portfolio Manager is responsible for 1 additional Other Pooled Investment Companies totaling approximately $179 Million. *

	(a) (2) (ii)	(C) Other accounts

The Portfolio Manager is responsible for 15 additional accounts totaling approximately $ 3 Billion. **

	(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account.

None

* One account were calculated at an exchange rate as of September 28, 2012 of 1.06518.
** Six accounts were calculated at an exchange rate as of September 28, 2012 of 1.06518.

Portfolio Manager Biography
Mr. Dolan is a member of the Global Fixed Income Investment Committee. He is responsible for overseeing the overall strategy and portfolio management of UBS Global AM’s multi-sector and securitized debt portfolios. Mr. Dolan has been with UBS Global AM since 2008.

Mr. Dugenske is a member and the chairman of the Global Fixed Income Investment Committee. As Head of North American Fixed Income, he has overall responsibility across all fixed income investment capabilities at UBS Global AM. Mr. Dugenske has been with the firm since 2009.

Mr. Ellinger is a member of the Global Fixed Income Investment Committee. He is responsible for managing all aspects of UBS Global AM’s US investment grade and global high yield business. Mr. Ellinger joined the firm in 2000.

Mr. Fehrenbach is a member of the Global Fixed Income Investment Committee. He is responsible for overseeing the overall strategy and portfolio management of multi-sector funds and unconstrained strategies at UBS Global AM. Mr. Fehrenbach has been with the firm since 2006.

As lead portfolio managers, Messrs. Dolan, Dugenske, Ellinger and Fehrenbach will be jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, and for reviewing the overall composition of the portfolio to ensure its compliance with the Fund’s stated investment objective and strategy.

The portfolio management team’s management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Registrant manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Registrant has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Registrant has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Funds’ portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.

Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global Asset Management and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.

Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests pro rata over a three year period, subject to continued service. Through the Global AM EOP, awards are granted in the form of some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares. The vehicles aligned to selected UBS Global Asset Management funds are called Alternative Investment Vehicles or AIVs. UBS Global Asset Management believes that not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that aligning portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global Asset Management.

The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the Fort Dearborn Income Securities, Inc. versus its benchmark, the Investment Grade Bond Index and, where appropriate, peer strategies, over one and three years.

For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11.   Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX 99 CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 7, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	December 7, 2012